NASDAQ: ADES www.adaes.com Reducing Emissions From Coal-Fired Power Plants November 2012 Exhibit 99.1

SAFE
HARBOR

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the
Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding future contracts, projects, demonstrations, operations and technologies; amount and timing of RC production, revenues, earnings, cash flows and other financial measures; impact of regulations; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations; expected growth in and potential size of our target markets and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations, government funding, accounting rules, prices, economic conditions and market demand; timing of laws and regulations and legal challenges to or repeal of them; interpretations of Section 45 tax credit regulations by the IRS adverse to our
RC business; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; our inability to ramp up operations to effectively address expected growth in our target markets;
failure of the RC facilities to continue to produce coal which qualifies for IRS Section 45 tax credits; termination of the contracts for such facilities; decreases in the production of RC; seasonality; failure to monetize the new
CyClean™ and M-45™ facilities; availability of raw materials and equipment; difficulties in the integration of BCSI’s operations; loss of key personnel; intellectual property infringement claims from third parties; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

A leader in control technologies to reduce mercury emissions from coal-fired electric power generators
Three distinct business segments provide a portfolio of proprietary, low CAPEX technologies  (equipment and chemicals) that allow utilities to meet stringent U.S. Government  pollution control mandates
Refined Coal
Emissions Control
CO
2
Capture technology development business partnering with U.S. DOE, Electric Power Research
Institute (EPRI) and  Southern Company
Enhanced Coal offers long-term revenue potential
Recent acquisition of the assets of Bulk Conveyor Systems, Inc. adds dry sorbent injection (DSI)
experience and security to supply chain for equipment business
Expect substantial improvements and growth in revenue, income and cash flows
Adequate cash position, modest debt profile

business meeting demand created by Mercury and Air Toxics Standard (MATS)
regulation (April 2012)
business driven by Section 45 Tax Credits of $6.47 / ton (2012 rate) of coal burned for
10 years, ending 2021

Up to 28 RC facilities
operational / monetized
by 2014
MATS response by
utilities
ADA maintaining  35%
market share
DOE Contracts
CO Capture Pilot Plant
MATS and License with
Arch Coal
ACI/DSI
(1)
1) RC  2014 and 2018 amounts exclude RC coal sales revenues
$40.3
$10
$1.3
$3.1
$200
$100
$10
$4
$216
$35
$50
$25
$0
$100
$200
$300
Refined Coal Emissions Control
Equipment
Enhanced Coal
2011 (A) 2014 (E) 2018 (E)
CO Capture
2
SEGMENT REVENUES
(2011) + OUTLOOK
(ANNUAL
REVENUE
$ IN
MM)
2

COAL
ENERGY
The United States has enough coal to last 200
years, based on current production levels
1,200 existing coal-fired power plants
generate the majority of the nation’s
electricity, and consume ~ 900 MM tons of
coal each year
Coal expected to provide ~ 40% of America’s
electricity in 2035
11 new coal-fired power projects currently
have permits and are expected to begin
construction in the next year
In order to maintain its leadership position,
coal must burn cleaner
EPRI estimates that the coal-fired power
industry will invest $275 billion in retrofits
through 2035
Source: U.S. EIA, March 2012
SOURCES
OF
U.S.
ELECTRICITY,
2011

1%
Coal
Natural Gas
Nuclear
Renewables
Petroleum
The energy in America’s recoverable coal
reserves is equivalent to 1 trillion barrels of oil
–
about equal to the world’s  known reserves

Value Proposition: *Low CAPEX Emissions Solutions for Existing Fleet*

ADA
ADA
ADA

Wet Scrubber
$100 MM+
ADA’s ACI = $1.0 MM
ADA’s DSI = $3.0 MM
Refined Coal
$0 cost to utility
Enhanced Coal
No capital equipment
$2.0 - $4.0 MM / year in higher
producer fuel cost
Benefits of $1.0 - $4.0 / ton of
Western Coal burned

Emissions Control Equipment
(NO
x
, SO2, Particulate)
ACI System for
mercury
ADA’s offerings do not require 10-20 years of extended plant life to justify purchase
Trades variable operating expenses for fixed capital costs
Allows continued operation of plants that may otherwise be considered for closure

PORTFOLIO OF
EMISSIONS
CONTROL
SOLUTIONS

Enhanced Coal Refined Coal
Flue Gas
Conditioning
Activated Carbon
Injection (ACI)
Dry Sorbent
Injection (DSI)
Scrubber
Additive
Filter or ESP
SCR
DeNOx
Air
Preheater
Steam
Generator
Flue Gas Desulfurization
(FGD) Scrubber
Coal
Bunker

ADA ENVIRONMENTAL SOLUTIONS

CLEAN COAL SOLUTIONS LLC.

REFINED COAL IS PROVIDED THROUGH JV CLEAN COAL SOLUTIONS, LLC -8- REFINED COAL

REFINED
COAL: INTRODUCTION
&
OVERVIEW
The American Jobs Creation Act of 2004, Section 45: contains provisions to incentivize the production of pollution mitigating Refined Coal (RC) via escalating tax credits per ton of coal burned
CyClean™ and M-45™
technologies:
ADA provides on-site, proprietary pre-treatment to Powder River Basin (PRB) and Lignite coals that reduces mercury by 40%+ and NOx emissions by 20%+ when that coal is burned
M-45 technology for use in circulating fluid bed boilers; CyClean technology for cyclone boilers
June 2010: Clean Coal Solutions (“CCS”) commences operations at first two RC facilities
December 2010: Congress extends “ placed-in-service” deadline for new RC facilities to 12/31/11
January - December 2011: CCS fabricates, installs and “places-in-service” 26 additional RC units able to qualify for Section 45 tax credits
2012 - 2014: CCS focused on capturing the value of Section 45 tax credits opportunity

BY MONETIZING THESE TAX CREDITS, ADA IS CREATING PREDICTABLE, RECURRING STREAMS OF REVENUE AND INCOME THROUGH 2021

REFINED
COAL:
MONETIZING
SECTION
45
TAX
CREDITS
Tax equity structure with partners
monetizes Section 45 tax credits
Clean Coal Solutions JV:
Created  in 2006
Goldman Sachs affiliate acquired 15%
interest in May 2011 for $60 MM.
Investment recorded as “Temporary
Equity” on ADA’s balance sheet.
Each RC facility can be monetized
(leased or sold) to generate ongoing
revenue, or operated by CCS for tax
credit benefit to offset future tax
obligations
NEXGEN
42.5%
ADA
42.5%
GOLDMAN
SACHS
15%
CLEAN
OWNERSHIP
STRUCTURE
COAL
SOLUTIONS
JV

Requirements to commence
operations:
Operating permits obtained
from each relevant state
Approval from Public Utilities
Commissions (PUC) in
regulated states
Approval from coal and
transportation companies
Approval from plant owners
Contracts negotiated and
signed among CCS, financial
institutions and power
companies
3 monetizers currently
engaged
Working with additional
monetizers for new RC
facilities
Utility
Receives: value of
$1.00 - $4.00 / ton for
emissions reduction
Cash of $1/ton from monetizer
Monetizer
Receives: (a)$6.47 tax credit through RC
Pays: $1/ton to utility, ~$2/ton for
operating expenses and
$3+/ton to CCS
Receives:
$3+/ton in consolidated rental
revenue, net $1.50-$2/ton to ADA of
pre-tax income after payments to
ADA’s JV partners
REFINED
COAL: MONETIZATION
DYNAMICS
production,  and (b) tax deductions for
rental, utility and operating expenses

CCS will often operate an RC facility, retaining the tax credits, prior to monetizing that facility with a third party
$7.50 /Ton
$40 /Ton
($3) /Ton

Value of Tax Credits and Benefits
Current Period
Retaining  Tons and Tax Credits
Operating Cost
-$40
-$30
-$20
-$10
$0
$10
$20
$30
$40
Tax Benefit Per Ton of Coal Sales
Per Ton Coal Cost
Per Ton Coal Sales
($40) /Ton
REFINED
COAL:
FINANCIAL RESULTS OF RETAINING TONS AND TAX CREDITS

REFINED COAL: STATUS
UPDATE
Goal 2014
Proportion of Refined Coal Produced that is Monetized
28 Total
RC Units
Operating YTD 2012

Operating by 2014
2012
2014
20
21
60
8
28
0
20
40
60
Run Rate Tons
of RC Produced
YE 2012 2014
70%
30%
20%
80%
Retained Monetized

$20.1
$20.2
$106.5
$27.1
$150
$40
$300
$200
$7.0
$1.5
$3.0
$10.7
$16
$6
$30
$70
2011
2014-2021
(E)
YTD
9/30
2012
(E)
$500
$8.5
$40.3
$190
$22
$100
$13.6
2011 2014-2021
(E)
YTD
9/30
2012
(E)
Coal Sales
Rental Revenue
$133.6
Segment Income
Tax Credits
Equivalent Annualized Tons
2011                                 YTD 9/30                    2012                        2014-2021
7                                          20                 21                                  60
Includes consolidated revenues from CCS Joint Venture Data and projections for ADA-ES only (excludes non-controlling interests)
R
EFINED
C
OAL
P
ROGRESS
($
IN
MM)

Progress being made on several fronts that have the potential to expand
ADA’s market:
Two M-45 systems currently in operation on Gulf Coast Lignite
One CyClean system currently in operation on North Dakota Lignite
Progress in modifying technology for bituminous coal that could expand market for both M-45 systems and CyClean systems
Testing underway on development of a new RC technology for Pulverized Coal
Boilers
Validation would allow ADA’s existing RC facilities to be used on a class of boiler that burns significantly more coal than circulating fluid bed and cyclone boilers.

UPDATE
ON
REFINED
COAL
ACTIVITIES

Commercial ACI Systems >20 GW Sold for Mercury Control

ADA Environmental Solutions

Plant burns PRB coal or lignite
Plant burns bituminous coal

PSEG
Xcel Energy
Alliant Energy
LS Power
Ameren
Luminant
conectiv energy

Installed/installing ACI systems on 55 boilers at coal-fired power plants
Over 35% market share of 159 boilers served for mercury control from power plants
Reduces mercury emissions by up to 90%
Work in progress at June 30, 2012 of $4.5MM
MATS is expected to generate new market of $500-600MM 2012-2015

New environmental regulations creating
demand for control of acid gases such as
HCI, SO
2 ,
and SO
3
ADA provides DSI systems as a low-cost
option to wet scrubbers
Equipment costs $2-3 MM for average size
plants
EPA predicts over 200 systems will be
needed by 2015
ADA awarded first contract for DSI in 2012

CONTROL
OF
ACID
GASES
HCI, SO
2
, SO
3

BCSI is a fabricator of bulk material handling
equipment and systems located in
McKeesport, PA
A leading provider of DSI systems to coal-
fired power plants
–
40% market share of DSI systems
–
Active bids on over $100 MM in DSI systems
Serves the electric and water/wastewater
utility sector
50 employees and 175,000 sq ft of
fabrication and office space
Will solidify ADA’s position in DSI market and
expand manufacturing capabilities for ACI
systems

ACQUISITION OF THE ASSETS OF BULK
SPECIALISTS (BCSI)
CONVEYOR

MATS is projected to create $500+ MM market for both ACI & DSI
Procurement activities have commenced and ADA is responding to several fleet bids

1) Total Expected Revenue from Estimated Equipment Sales 2012-2015 2) Includes Contracts Awarded But Not Yet Signed
(1) (2)
$1.0 B
$350 M
$259 M
$30 M
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
Estimated Market Size
(2012
-
2015)
Expected Revenue
(~35% Market Share)
Bids Outstanding Wins
ACI & DSI EQUIPMENT MARKET
EMISSIONS
CONTROL:

Patented technology designed to enable Western coals to burn with lower mercury emissions
–
U.S. burns up to 600 MM tons of Western Coal per year
$1.00-4.00/ton in benefits to customer
Technology has been licensed to Arch Coal to apply to their PRB coals at the mine
–
Royalty agreement: payments to ADA of up to $1.00/ton based on a portion of the premium paid on Enhanced Coal sales
ADA retained rights to apply technology at power plants
Initial market: states with mercury regulations already in place
MATS expected to expand market by 2015

MERCURY CONTROL: ENHANCED COAL

CO
2

Developing solid sorbent capture technology to capture
CO
2
from flue gas in conventional coal-fired boilers
DOE and industry funding:
–
Phase I - $3.8 MM R&D at 1 KW pilot plant
–
Phase II - $20.5 MM, 51-month contract to scale-up
technology to 1 MW
–
Entered Fabrication and Construction phase of 1 MW plant in
June 2012, estimated completion in October 2013
Advantages over competing technologies:
–
For customer: lower cost and less parasitic energy
–
For ADA: continuous revenues from sale of proprietary
chemical sorbents
CAPTURE: OVERVIEW

FINANCIAL RESULTS OVERVIEW

3
rd
Quarter 2012 Financial Results To Be Released Nov. 7
th
Cash available at the end of Q2: $23.1 MM
No debt
Self monetization has a dominating impact on GAAP Income
Statement
~$59 MM of 3rd Quarter revenues are due to coal sales relating to retained RC facilities, which drive revenue growth
~$8 MM  of 3 Quarter operating expenses are due to ~2.5 million retained tons
Financial benefit of tax credits generated will not show up until future quarters
FINANCIAL
SUMMARY: YEAR
TO
DATE
2012
rd

BALANCE SHEET HIGHLIGHTS As of 6/30/12 As of 12/31/11 Cash & Cash Equivalents $23.1 MM $40.9 MM Shares Outstanding 10.0 MM 10.0 MM -24- REDUCTION IN CASH REFLECTS BUILD OUT OF RC FACILITIES

KEY
TAKEAWAYS
RC opportunities expected to provide significant growth in
revenues, profits and cash flows in 2012 and 2013, and
consistent revenue streams through 2021
MATS compliance requirements are driving expected >$300
million total equipment revenues for ADA in next 3-4 years
Enhanced Coal technology and royalty opportunity expected
to produce additional growth in 2013 to 2015 and beyond
Developing solid sorbent capture technology to capture CO
2
from flue gas in conventional coal-fired boilers
Available cash on balance sheet and expected cash flows from
RC provides the resources to execute on future opportunities

ADA ENVIRONMENTAL SOLUTIONS

ADA ENVIRONMENTAL SOLUTIONS

The EQUITY GROUP Inc.

Excellence in Investor Relations

Mark H. McKinnies, CFO
www.adaes.com
Michael D. Durham, Ph.D., MBA
President & CEO
Devin Sullivan
Senior Vice President
(212) 836-9608
dsullivan@equityny.com
Thomas Mei
Account Executive
(212) 836-9614
tmei@equityny.com
CONTACTS

(303) 734-1727